EXHIBIT 31.2
CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert E. Rout, certify that:

1.	I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q/A of First Commonwealth Financial Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

DATED: August 13, 2013	/s/ Robert E. Rout
Robert E. Rout
Executive Vice President and
Chief Financial Officer